UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2025

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940			25-1255406
(Commission File Number)			(IRS Employer Identification No.)

626 Washington Place,	Pittsburgh,	PA	15219
(Address of Principal Executive Offices)			(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01.	REGULATION FD DISCLOSURE

The management of F.N.B. Corporation (the “Corporation”) plan to conduct one-on-one meetings with institutional investors and analysts on November 6, 2025, at the F.N.B. Corporation 2025 Investor Conference to discuss the Corporation’s strategies and recent financial performance. Various key members of the Corporation’s management and business teams will present at the meetings.

The investor presentation prepared by the Corporation for use in these meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The investor presentation also is available on the Corporation’s website at www.fnb-online.com under the Investor Relations tab. Investors should note that the Corporation announces material information in Securities and Exchange Commission (the “SEC”) filings and press releases. Based on guidance from the SEC, the Corporation also may use the Investor Relations section of its corporate website, www.fnb-online.com, to communicate with investors about the Corporation. Therefore, the Corporation encourages investors to review the information posted there, as such information could be deemed to be material information. The information on the Corporation’s website is not incorporated by reference into this Current Report on Form 8-K or any other report or registration statement that the Corporation files with, or furnishes to, the SEC.

The information in this Current Report on Form 8-K, including Exhibit 99.1,is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

Exhibit Number	Description
99.1	Attached as Exhibit 99.1 is the text of a written presentation that the Company intends to distribute and make available to investors and to post on its website beginning on November 5, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: November 5, 2025